UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-02538

Touchstone Investment Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2016

Annual Report

Touchstone Investment Trust

Touchstone Active Bond Fund

Touchstone High Yield Fund

This report identifies the Funds' investments on September 30, 2016. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended September 30, 2016.

The fiscal year was eventful and featured the U.S. Federal Reserve Board’s (Fed’s) first interest rate hike in a decade, volatility in energy and commodity prices and the United Kingdom’s (U.K.’s) historic decision to leave the European Union (an action dubbed “Brexit”). The U.S. economy maintained its moderate but steady growth. Strong gains in the labor market buoyed consumer confidence and spending, but overall GDP growth was restrained by continued weakness in business investment. Outside of the U.S., the economic landscape was less positive. Growth in Europe and Japan remained anemic despite monetary policy intervention from central banks. Investor concern over a slowdown in China’s economy led to further declines in commodity prices, weakness for emerging markets and increased volatility in capital markets during late 2015 and early 2016.

The Fed’s dovish statements and an apparent bottoming in commodity prices proved to be an inflection point for risk assets. From mid-February to the end of the fiscal year, markets enjoyed a broad rally, powering through the U.K.’s Brexit vote in late June and uncertainty surrounding the U.S. presidential election. After widening in the first half of the period, credit spreads tightened significantly in the post-February rally, boosting returns for corporate and other credit-exposed bonds.

Bond markets enjoyed solid gains during the fiscal year. Though the Fed raised interest rates in December 2015, thereafter it maintained a dovish stance surrounding the pace of future rate hikes. With weak growth and continued quantitative easing in Europe and Japan, interest rates fell to historic lows and left trillions of dollars of bonds with negative yields. The decline in rates provided a tailwind to fixed income securities. Corporate bonds underperformed Treasuries early in the period, but as risk assets gained momentum in February, they rallied to positive returns on an absolute basis and relative to Treasuries. Desperately seeking income in a world of ultra-low interest rates, investors flocked to the additional yield of non-investment-grade bonds in particular, generating strong gains for High Yield bonds.

For so many investors, an appropriate investment horizon is measured in years or decades, rather than weeks or months. Our belief is that achieving such distant goals requires a similarly long-term approach to investing. Unfortunately, this long-term mentality can easily be sidetracked by the powerful emotions that accompany short-term market movements. Working with a financial advisor can help investors commit to a disciplined approach across market cycles in an effort to reach their ultimate investing goals.

We appreciate the opportunity to be part of your investment plan both today and in the years ahead.

Sincerely,

Jill T. McGruder

President

Touchstone Investment Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2016. The Fund’s total return was 6.90 percent (excluding the maximum sales charge), while the total return of the benchmark was 5.19 percent.

Market Environment

A few standalone events drove higher volatility during the 12-months ended September 30, 2016, but risk markets overall performed well. Significant events included the U.S. Federal Reserve Board’s (Fed) decision to raise interest rates in December 2015, a steep decline in oil prices, the possibility of a hard landing for the Chinese economy and Britain’s vote to leave the European Union (EU) in June 2016 (Brexit). Along with the strong political rhetoric that has marked elections both in the U.S. and abroad, these events shaped the market environment during the past year.

Financial conditions also began to tighten during the period as a result of widening corporate credit spreads and a stronger U.S. dollar. Corporate profits struggled against the headwinds of an appreciating U.S. dollar and the sharp decline in oil prices, which led to weak sales for industrial equipment related to energy and other commodity production. However, recent data has suggested that consumer savings from lower energy prices have finally begun to flow through to other parts of the economy in the form of increased consumer spending and confidence.

Though the period was marked by volatility, bond market returns were positive across all underlying sectors within the benchmark. Credit spreads widened for the first half of the period, but tightened sharply into the end of the fiscal year, allowing both investment-grade and High Yield bonds to outperform Treasuries for the overall period. Though they produced positive returns, securitized assets (Mortgage-Backed Securities, Asset-Backed Securities and Commercial Mortgage-Backed Securities) underperformed U.S. Treasuries.

At the beginning of the period, yields on the U.S. 10-year Treasury were slightly above two percent and rose ahead of the Fed interest rate hike in December 2015. The increase in yields was short lived, as 10-year rates fell sharply in January 2016 amid concerns surrounding the Chinese economy, then again after the Brexit vote in June 2016. While steady underlying market fundamentals and resilient consumer spending have provided a slow recovery in yields during the last three months, interest rates remain below their level at the start of the fiscal year.

Given their extraordinarily low levels, we believe interest rates are at risk of rising in both the near- and medium-term. However, we expect the path will remain muted and shallow given concerns over the broader global economic recovery.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

The Fund outperformed during the 12-month period as a result of an overweight to non-U.S. Treasury sectors and positive security selection. The Fund’s allocation to High Yield bonds was the most significant contributor to performance. The Fund maintained its overweight to that sector, as we believed High Yield bonds continued to offer adequate compensation for their credit and liquidity risk. The Fund’s positions in other non-Treasury sectors also benefited performance as risk premiums across the bond market contracted during the period. This positioning was further aided by strong security selection efforts across multiple sectors. In terms of interest rate risk and yield curve positioning, the Fund predominantly maintained a neutral duration relative to the benchmark for the period. However, short-term tactical shifts, such as opportunistic investments in Treasury Inflation Protected Securities (TIPS), had a positive impact on the performance of the Fund.

When compared to our management of interest rate risk, the Fund’s exposure to credit risk was more dynamic during the year. As credit spreads widened during the first half of the 12-month period, we added to the Fund’s credit risk to reflect the increasingly attractive valuations being offered. This more aggressive positioning was underpinned by our positive macro outlook on U.S. economic growth and the accommodative financial conditions. As spreads peaked in mid-February and began to tighten, we gradually reduced the Fund’s risk exposures, taking profits opportunistically.

Outlook

Over the near term, we believe interest rate exposure is a risk due to historically low levels and the strength of realized inflation. Offsetting this risk is the uncertainty surrounding global economic growth and the currently accommodative policies of central banks around the world. In the medium term, however, various central banks appear willing to let economies achieve inflation targets, risking a potential overshoot in realized inflation. With increases in fiscal spending seeming likely, these factors could lead to confidence that inflation will rise and drive an upward movement in global government bond yields in coming years. With the interest rate environment finely balanced at present, we will continue to actively manage the Fund’s interest rate exposure and make tactical trades to capture short-term opportunities as they arise.

Going forward, our biggest concerns are outside of the U.S., specifically with issues stemming from Brexit and the impact it will likely have on Europe as a whole. A significant risk is that Brexit could have a destabilizing effect on the political climate in Europe and ultimately lead to additional eurozone countries withdrawing from the EU. Such events would have a profound impact on the global economy and create a real potential for negative effects from abroad to spill over into the U.S. economy. In such a scenario, the impact on risk premiums would likely be detrimental to the Fund’s overweight to risk assets. We will closely monitor the global macroeconomic environment for any factors that may have a broader impact on the economic outlook and adjust the Fund’s allocation to risk assets accordingly. In our view, however, the current risk of a eurozone break-up is minimal, and the credit environment in the U.S. remains stable.

The attractiveness to credit exposure is now more a function of coupon than the expectation that spreads will tighten further. Financial conditions have remained relatively easy, with spreads stable near year-to-date tight levels. The economy has continued to expand and economic growth near trend levels of approximately 2% seems achievable. With recession risk low, we continue to be comfortable with the Fund having an overweight to credit risk, specifically among High Yield and Investment Grade Corporate Credit securities.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund - Class A*and the

Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, April 12, 2012, and April 12, 2012, respectively. Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade securities. The Fund emphasizes the higher-quality segment of the High Yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2016. The Fund’s total return was 8.78 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 12.79 percent.

Market Environment

The fiscal year ended September 30, 2016, was characterized by two distinctly different market environments. The first five months exhibited significant volatility as a result of weakness in the commodity markets. At one point in February 2016, oil traded below $30 a barrel, as supply remained high amid continued production and concerns over weak global growth led to lower forecasted demand. Equities and High Yield traded down in concert, eventually reaching levels where High Yield valuations priced in a significant risk of recession and constrained access to refinancing capital.

Just when markets seemed trapped in a vicious cycle, sentiment suddenly turned positive. One catalyst was the Federal Reserve’s indication that it was not in a rush to raise interest rates, an acknowledgment of market concerns about overseas developments. Oil and other commodities began to rally, along with risk assets tied to those markets. While the United Kingdom’s vote to leave the European Union (Brexit) resulted in a brief bout of volatility in June, High Yield bonds continued to post strong returns, making this period one of the best outside of a post-recession recovery. Reflecting the recovery in commodity prices, commodity-related sectors led the rally. Relative to higher-rated bonds, CCCs and CCs were strong performers, another indication of the tailwind of energy prices for the lower-credit-quality commodity sectors.

Portfolio Review

The Fund struggled to keep pace in the market environment, particularly during the low-credit-quality rally after mid-February as the Fund’s higher-quality bias was a significant headwind. The lack of exposure to recent fallen angels (i.e., formerly investment-grade issuers that had been downgraded to non-investment-grade status), which performed well since March, also detracted from returns. Other factors inhibiting performance were underweight allocations to the Independent Energy and Metals & Mining sectors and security selection within the Energy sector.

The selection impact within Energy was materially negative due to Exploration & Production holdings California Resources Corp. and Whiting Petroleum Corp. and Oil Field Services holding Hornbeck Offshore Services Inc., each of which underperformed its respective industry. An overweight position in satellite services company Intelsat SA also negatively impacted returns, after that company provided poor guidance due to anticipated pricing declines.

Favorable security selection within the Food, Beverage and Tobacco and Chemicals sectors partially offset these negative contributors. Food manufacturer TreeHouse Foods Inc. continued to benefit from the successful integration

Management's Discussion of Fund Performance (Unaudited) (Continued)

of recent acquisitions. Within Chemicals, the rebound in titanium dioxide manufacturer Chemours Co. contributed to relative returns.

The Fund’s most significant positioning shift was the gradual but continuing upgrade in quality. The Fund’s exposure to BBB-rated securities increased due to upgrades, while its overweight to BB-rated securities also expanded through an offsetting decrease in B-rated securities. This shift to quality was consistent with our late cycle management of the Fund’s strategy.

With the continued recovery in commodity markets and continued global demand for yield, we gradually reduced the Fund’s exposure to “lower-quality” securities and used proceeds to increase exposure to less economically sensitive sectors and to “higher-rated” securities. While we believed that High Yield spreads were attractive at the then-current levels, overall leverage for the market was near all-time highs, which caused us to be cautious in the Fund’s positioning.

The Fund remained overweight in sectors with more stable business models, such as Cable & Media, Midstream and Healthcare. With the impressive compression of spreads over the last couple of quarters, we believed that these sectors offered attractive spread compensation for their expected default losses. The Fund’s underweight to Energy was due to the “higher-quality” bias of its holdings, intended to position the Fund well in the existing oil price environment and avoid dependence on continued increases in crude oil prices for the underlying balance sheets to be viable. An underweight to Metals & Mining continued to stem from the weak level of global economic growth and the high operational leverage that these business models and balance sheets contain. We began to reduce the underweight by adding some higher-quality securities from companies that had stabilized their balance sheets and had expressed their desire to work toward regaining investment grade ratings. Though these purchases reduced the underweight position, the Fund still remained meaningfully underexposed to the sector due to the large number of formerly investment-grade credits that had been downgraded into the High Yield index.

Outlook

As we survey the High Yield market, balance sheets are showing recessionary levels of leverage and declining levels of cash interest coverage — both troubling signs for a non-recessionary environment. This mixture of high leverage and low absolute yields has the potential to exacerbate losses realized from any defaults. Such risks are the primary impetus for our continued upgrading of the Fund’s credit quality. We continue to closely monitor the outlook for economic growth as we believe that aggregate growth holds the key for whether or not High Yield spreads can continue to tighten meaningfully from current levels.

Given our concerns regarding lower-quality and stressed issuers, we believe High Yield returns will still be positive, though slightly less than coupon. The greatest opportunity for the Fund revolves around an environment of some combination of tightening financial conditions, slowing growth and increased volatility in the equity markets. While we do not anticipate a recession, given that late cycle dynamics are at play, we believe a more defensive posture is warranted. This positioning is exhibited by both quality and sector allocation with a modest underweight to cyclicals and an overweight to less cyclical sectors. In addition, discernment across issues would also provide opportunity as we believe the Fund’s positions are supported by solid, fundamental research and relative value.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone High Yield Fund - Class A*and the BofA Merrill Lynch High Yield Cash Pay Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was May 1, 2000, May 23, 2000, February 1, 2007, and January 27, 2012, respectively. Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2016

The tables below provide each Fund’s credit quality allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	45.1%
AA/Aa	2.5
A/A	7.2
BBB/Baa	28.2
BB/Ba	7.1
B/B	2.9
CCC	1.4
Not Rated	3.1
Cash Equivalents	2.5
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	10.7%
BB/Ba	60.0
B/B	24.0
CCC	2.1
Cash equivalents	3.2
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2016

Principal		Market
Amount		Value

	Corporate Bonds — 44.1%

	Financials — 10.1%
$504,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	4.500%, 5/15/21	$527,310
230,000	Allstate Corp. (The), 6.500%, 5/15/57(A)	267,375
290,000	Ally Financial, Inc., 8.000%, 11/1/31	358,150
682,000	Bank of America Corp.,
	6.100%, 12/29/49(A)(B)	710,985
550,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	570,012
354,000	Bank of Nova Scotia (The) (Canada),
	4.500%, 12/16/25	377,177
370,000	Barclays PLC (United Kingdom),
	3.250%, 1/12/21	376,056
384,000	Branch Banking & Trust Co.,
	3.625%, 9/16/25	411,869
575,000	Capital One NA, 1.650%, 2/5/18	575,674
335,000	Chubb INA Holdings, Inc.,
	4.350%, 11/3/45	387,218
102,000	CIT Group, Inc., 5.000%, 8/15/22	108,375
660,000	Citigroup, Inc., 2.255%, 9/1/23(A)	663,159
250,000	Citigroup, Inc., 3.300%, 4/27/25	257,155
58,000	Citigroup, Inc., 6.125%, 12/29/49(A)(B)	60,320
49,000	Credit Acceptance Corp.,
	7.375%, 3/15/23	50,715
250,000	Credit Suisse Group Funding
	Guernsey Ltd. (Guernsey),
	2.750%, 3/26/20	250,910
380,000	Fifth Third Bancorp, 2.875%, 7/27/20	393,965
34,000	FirstCash, Inc., 6.750%, 4/1/21	35,530
232,000	GE Capital International Funding Co.
	Unlimited Co. (Ireland),
	4.418%, 11/15/35	260,389
495,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	506,854
33,000	General Motors Financial Co., Inc.,
	4.200%, 3/1/21	34,728
155,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	174,989
55,000	Goldman Sachs Group, Inc. (The),
	5.375%, 12/29/49(A)(B)	55,274
430,000	HSBC Holdings PLC, 2.357%, 1/5/22(A)	431,926
420,000	Huntington National Bank (The),
	2.200%, 11/6/18	425,245
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	152,088
630,000	JPMorgan Chase & Co.,
	5.150%, 12/29/49(A)(B)	633,150
30,000	JPMorgan Chase & Co.,
	5.300%, 12/29/49(A)(B)	30,412
265,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	279,976
60,000	MetLife, Inc., 5.250%, 12/29/49(A)(B)	60,300
175,000	Morgan Stanley, 3.950%, 4/23/27	181,764
360,000	Navient Corp. MTN, 6.125%, 3/25/24	335,250
250,000	PNC Bank NA, 2.700%, 11/1/22	254,116
360,000	Prudential Financial, Inc.,
	5.625%, 6/15/43(A)	388,368
28,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	27,790
285,000	Teachers Insurance & Annuity
	Association of America, 144a,
	6.850%, 12/16/39	387,461
580,000	Wells Fargo & Co.,
	5.900%, 12/29/49(A)(B)	601,025
		11,603,060

	Consumer Discretionary — 5.9%
28,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.625%, 1/15/22	29,120
35,000	AMC Networks, Inc., 4.750%, 12/15/22	35,438
6,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.750%, 12/15/23	6,240
120,000	Anheuser-Busch InBev Finance, Inc.,
	2.650%, 2/1/21	123,828
306,000	Anheuser-Busch InBev Finance, Inc.,
	4.900%, 2/1/46	364,073
490,000	AutoNation, Inc., 5.500%, 2/1/20	539,663
43,000	Belo Corp., 7.250%, 9/15/27	45,580
31,000	Brinker International, Inc., 144a,
	5.000%, 10/1/24	31,430
23,000	Brookfield Residential Properties, Inc. /
	Brookfield Residential US Corp.
	(Canada), 144a, 6.125%, 7/1/22	23,230
14,000	Cable One, Inc., 144a, 5.750%, 6/15/22	14,630
70,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	63,700
425,000	CBS Corp., 4.900%, 8/15/44	451,643
374,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.750%, 2/15/26	396,440
251,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	258,530
18,000	Churchill Downs, Inc., 144a,
	5.375%, 12/15/21	18,720
50,000	Cimpress N.V. (Netherlands), 144a,
	7.000%, 4/1/22	52,125
436,000	Delphi Automotive PLC (Jersey),
	3.150%, 11/19/20	451,448
387,000	Dollar General Corp., 3.250%, 4/15/23	399,546
6,000	Dollar Tree, Inc., 5.250%, 3/1/20	6,225
15,000	Dollar Tree, Inc., 5.750%, 3/1/23	16,144
40,000	DR Horton, Inc., 4.375%, 9/15/22	43,000
12,000	DR Horton, Inc., 4.750%, 2/15/23	13,020
156,000	Ford Motor Co., 4.750%, 1/15/43	161,616
475,000	Forest Laboratories LLC, 144a,
	5.000%, 12/15/21	531,607
58,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	62,350

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 44.1% (Continued)

	Consumer Discretionary — (Continued)
$38,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	$38,998
220,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	302,537
375,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 3.500%, 2/11/23	392,827
21,000	International Game Technology PLC
	(United Kingdom), 144a,
	5.625%, 2/15/20	22,286
12,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	12,720
10,000	Lennar Corp., 4.750%, 11/15/22	10,325
42,000	Lennar Corp., 4.750%, 5/30/25	42,630
12,000	Lennar Corp., 4.875%, 12/15/23	12,300
29,000	M/I Homes, Inc., 6.750%, 1/15/21	30,378
37,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	34,225
180,000	Mylan NV (Netherlands), 144a,
	3.000%, 12/15/18	183,968
35,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.625%, 11/15/20	35,000
318,000	Newell Brands, Inc., 2.875%, 12/1/19	326,476
188,000	Newell Brands, Inc., 4.200%, 4/1/26	204,752
21,000	Newell Brands, Inc., 144a,
	5.000%, 11/15/23	22,358
38,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	39,235
19,000	PulteGroup, Inc., 5.500%, 3/1/26	19,950
31,000	Quad/Graphics, Inc., 7.000%, 5/1/22	29,760
20,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23	20,350
35,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	35,962
400,000	Scripps Networks Interactive, Inc.,
	2.750%, 11/15/19	410,676
10,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	10,325
103,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	105,832
38,000	Taylor Morrison Communities, Inc. /
	Monarch Communities, Inc., 144a,
	5.250%, 4/15/21	39,235
26,000	Tenneco, Inc., 5.000%, 7/15/26	26,325
90,000	Time Warner Cable, Inc.,
	4.500%, 9/15/42	85,883
42,000	Toll Brothers Finance Corp.,
	4.875%, 11/15/25	43,050
31,000	TRI Pointe Group, Inc., 4.875%, 7/1/21	31,775
10,000	Vista Outdoor, Inc., 144a,
	5.875%, 10/1/23	10,450
65,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	68,925
28,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	29,400
		6,818,259

	Telecommunication Services — 5.2%
59,000	Altice Financing SA (Luxemburg),
	144a, 6.625%, 2/15/23	60,549
23,000	AMC Networks, Inc., 5.000%, 4/1/24	23,144
225,000	AT&T, Inc., 3.900%, 3/11/24	240,863
90,000	AT&T, Inc., 4.350%, 6/15/45	88,655
360,000	AT&T, Inc., 4.500%, 5/15/35	378,248
325,000	CenturyLink, Inc., 5.150%, 6/15/17	331,500
8,000	CenturyLink, Inc., 5.800%, 3/15/22	8,200
2,000	CenturyLink, Inc., 6.450%, 6/15/21	2,142
264,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital, 144a,
	6.484%, 10/23/45	319,261
450,000	Cisco Systems, Inc., 1.850%, 9/20/21	452,701
372,000	Comcast Corp., 1.625%, 1/15/22	368,892
15,000	CommScope, Inc., 144a,
	5.000%, 6/15/21	15,525
31,000	CSC Holdings LLC, 8.625%, 2/15/19	34,604
34,000	CSC Holdings LLC, 144a,
	5.500%, 4/15/27	34,765
60,000	CSC Holdings LLC, 144a,
	10.125%, 1/15/23	69,150
16,000	Discovery Communications LLC,
	3.250%, 4/1/23	16,200
14,000	Discovery Communications LLC,
	3.300%, 5/15/22	14,370
500,000	Discovery Communications LLC,
	3.450%, 3/15/25	494,260
31,000	Discovery Communications LLC,
	4.900%, 3/11/26	33,681
504,000	DISH DBS Corp., 6.750%, 6/1/21	544,320
245,000	Frontier Communications Corp.,
	6.875%, 1/15/25	216,825
10,000	Frontier Communications Corp.,
	10.500%, 9/15/22	10,600
45,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	44,156
188,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	145,700
5,000	LIN Television Corp., 5.875%, 11/15/22	5,238
6,000	Match Group, Inc., 6.375%, 6/1/24	6,525
14,000	Match Group, Inc., 6.750%, 12/15/22	14,892
31,000	Nexstar Escrow Corp., 144a,
	5.625%, 8/1/24	31,078
375,000	Qwest Corp., 6.750%, 12/1/21	417,656
181,000	Sprint Communications, Inc.,
	6.000%, 11/15/22	167,878
7,000	Telecom Italia Capital SA
	(Luxembourg), 7.175%, 6/18/19	7,853
504,000	T-Mobile USA, Inc., 6.731%, 4/28/22	529,200
95,000	Univision Communications, Inc., 144a,
	6.750%, 9/15/22	100,819
425,000	Verizon Communications, Inc.,
	4.672%, 3/15/55	447,070
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	348,179

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 44.1% (Continued)

	Telecommunication Services — (Continued)
$6,000	ViaSat, Inc., 6.875%, 6/15/20	$6,218
		6,030,917

	Energy — 4.3%
32,000	Antero Resources Corp.,
	5.375%, 11/1/21	32,360
292,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	277,062
200,000	Buckeye Partners LP, 4.150%, 7/1/23	203,730
475,000	Cenovus Energy, Inc. (Canada),
	6.750%, 11/15/39	513,354
59,000	Continental Resources, Inc.,
	5.000%, 9/15/22	58,852
13,000	DCP Midstream LLC, 144a,
	4.750%, 9/30/21	13,130
26,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	26,650
218,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	184,594
12,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	11,910
108,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	111,281
260,000	Hess Corp., 5.600%, 2/15/41	259,158
19,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	18,192
9,000	Holly Energy Partners LP / Holly
	Energy Finance Corp., 144a,
	6.000%, 8/1/24	9,315
377,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	377,587
440,000	Marathon Oil Corp., 2.800%, 11/1/22	407,512
44,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	35,915
282,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	295,395
29,000	MPLX LP, 4.875%, 6/1/25	30,069
53,000	Nabors Industries, Inc.,
	4.625%, 9/15/21	49,945
236,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	232,560
27,000	PDC Energy, Inc., 144a,
	6.125%, 9/15/24	27,945
285,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26†	276,393
45,000	Precision Drilling Corp. (Canada),
	5.250%, 11/15/24	36,675
45,000	Range Resources Corp., 144a,
	5.000%, 8/15/22	44,775
16,000	Range Resources Corp., 144a,
	5.750%, 6/1/21	16,200
48,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 5.625%, 11/15/23	43,680
401,000	Sabine Pass Liquefaction LLC, 144a,
	5.000%, 3/15/27	411,025
56,000	SESI LLC, 6.375%, 5/1/19	55,580
400,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	400,424
14,000	SM Energy Co., 6.750%, 9/15/26	14,140
71,000	Southwestern Energy Co.,
	5.800%, 1/23/20	70,822
36,000	Summit Midstream Holdings LLC /
	Summit Midstream Finance Corp.,
	7.500%, 7/1/21	37,260
106,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	95,665
85,000	Unit Corp., 6.625%, 5/15/21	71,719
31,000	Weatherford International Ltd
	(Bermuda), 6.500%, 8/1/36	22,010
217,000	Williams Partners LP, 3.350%, 8/15/22	214,806
		4,987,690

	Information Technology — 4.3%
429,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	471,364
313,000	Apple, Inc., 4.650%, 2/23/46	361,179
17,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	17,552
4,000	CDW LLC / CDW Finance Corp.,
	6.000%, 8/15/22	4,260
395,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	4.420%, 6/15/21	412,822
32,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	5.450%, 6/15/23	34,287
20,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	5.875%, 6/15/21	21,249
66,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	7.125%, 6/15/24	72,590
54,000	Diebold, Inc., 144a, 8.500%, 4/15/24	55,958
432,000	Electronic Arts, Inc., 3.700%, 3/1/21	459,011
470,000	Fidelity National Information Services,
	Inc., 3.625%, 10/15/20	498,515
67,000	First Data Corp., 144a, 5.000%, 1/15/24	68,005
30,000	First Data Corp., 144a, 5.375%, 8/15/23	30,900
440,000	Hewlett Packard Enterprise Co., 144a,
	2.450%, 10/5/17	443,524
360,000	Lam Research Corp., 3.450%, 6/15/23	368,232
27,000	Micron Technology, Inc., 144a,
	7.500%, 9/15/23	29,990
190,000	Microsoft Corp., 3.500%, 2/12/35	194,516
314,000	Microsoft Corp., 3.700%, 8/8/46	317,826
88,000	NCR Corp., 5.875%, 12/15/21	92,620
45,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a,
	4.125%, 6/15/20	47,756
338,000	Oracle Corp., 2.650%, 7/15/26	338,062

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 44.1% (Continued)

	Information Technology — (Continued)
$425,000	QUALCOMM, Inc., 3.450%, 5/20/25	$452,616
28,000	Western Digital Corp., 144a,
	7.375%, 4/1/23	30,800
57,000	Western Digital Corp., 144a,
	10.500%, 4/1/24	66,120
		4,889,754

	Industrials — 3.6%
122,000	AECOM Global II LLC / URS Fox US LP,
	3.850%, 4/1/17	122,559
250,000	Air Lease Corp., 5.625%, 4/1/17	254,263
9,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	9,698
37,000	Anixter, Inc., 5.500%, 3/1/23	38,758
190,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	246,830
3,000	Clean Harbors, Inc., 5.125%, 6/1/21	3,075
19,000	Eagle Materials, Inc., 4.500%, 8/1/26	19,255
400,000	FedEx Corp., 5.100%, 1/15/44	475,249
476,000	Fortive Corp., 144a, 2.350%, 6/15/21	481,857
5,000	Huntington Ingalls Industries, Inc.,
	144a, 5.000%, 11/15/25	5,288
80,000	Hutchison Whampoa International
	09/19 Ltd. (Cayman Islands), 144a,
	5.750%, 9/11/19	89,290
455,000	Joy Global, Inc., 5.125%, 10/15/21	499,362
57,000	KLX, Inc., 144a, 5.875%, 12/1/22	58,995
330,000	LafargeHolcim Finance US LLC, 144a,
	3.500%, 9/22/26	337,966
29,000	Louisiana-Pacific Corp., 144a,
	4.875%, 9/15/24	29,000
322,000	Masco Corp., 4.375%, 4/1/26	338,905
10,000	Masco Corp., 5.950%, 3/15/22	11,400
20,000	Orbital ATK, Inc., 5.250%, 10/1/21	20,800
29,000	Orbital ATK, Inc., 5.500%, 10/1/23	30,378
430,000	Roper Technologies, Inc.,
	3.000%, 12/15/20	446,991
334,000	SBA Tower Trust, 144a,
	2.898%, 10/15/19	338,694
147,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	156,555
158,000	XPO CNW, Inc., 6.700%, 5/1/34	124,030
		4,139,198

	Health Care — 3.4%
342,000	AbbVie, Inc., 4.450%, 5/14/46	357,181
77,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	80,658
195,000	Actavis Funding SCS (Luxembourg),
	3.800%, 3/15/25	206,379
380,000	Catholic Health Initiatives,
	4.200%, 8/1/23	411,590
61,000	Centene Corp., 5.625%, 2/15/21	64,660
88,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	81,796
336,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	353,121
171,000	HCA, Inc., 6.500%, 2/15/20	189,382
77,000	Kindred Healthcare, Inc.,
	8.750%, 1/15/23	77,000
64,000	LifePoint Health, Inc., 144a,
	5.375%, 5/1/24	64,000
7,000	Mallinckrodt International Finance SA,
	4.750%, 4/15/23	6,300
53,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	50,350
300,000	Ochsner Clinic Foundation,
	5.897%, 5/15/45	392,185
11,000	Quintiles Transnational Corp., 144a,
	4.875%, 5/15/23	11,302
80,000	Select Medical Corp., 6.375%, 6/1/21	78,700
426,000	Shire Acquisitions Investments Ireland
	DAC (Ireland), 2.400%, 9/23/21	426,536
8,000	Teleflex, Inc., 4.875%, 6/1/26	8,280
170,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	171,062
6,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	6,090
12,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	12,690
172,000	Teva Pharmaceutical Finance
	Netherlands III BV (Netherlands),
	2.200%, 7/21/21	171,351
378,000	Teva Pharmaceutical Finance
	Netherlands III BV (Netherlands),
	3.150%, 10/1/26	379,749
57,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	54,293
323,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	303,620
		3,958,275

	Utilities — 2.3%
12,000	AES Corp., 8.000%, 6/1/20	14,130
874,000	Alabama Power Capital Trust V,
	3.746%, 10/1/42(A)	837,658
4,000	Calpine Corp., 144a, 7.875%, 1/15/23	4,225
420,000	Dominion Resources, Inc.,
	2.000%, 8/15/21	418,998
191,000	Dynegy, Inc., 5.875%, 6/1/23	173,332
188,000	Dynegy, Inc., 7.375%, 11/1/22	185,650
384,000	Fortis, Inc. (Canada), 144a,
	3.055%, 10/4/26	382,370
115,000	NextEra Energy Capital Holdings, Inc.,
	6.000%, 3/1/19	126,426
17,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.875%, 10/15/21	16,107

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 44.1% (Continued)

	Utilities — (Continued)
$142,000	NRG Energy, Inc., 144a,
	6.625%, 1/15/27	$139,160
272,000	PacifiCorp, 5.750%, 4/1/37	356,175
		2,654,231

	Real Estate — 1.8%
84,000	Care Capital Properties REIT, 144a,
	5.125%, 8/15/26	83,986
7,000	Corrections Corp. of America,
	4.125%, 4/1/20†	6,580
6,000	Corrections Corp. of America,
	4.625%, 5/1/23	5,265
15,000	Corrections Corp. of America,
	5.000%, 10/15/22	13,575
250,000	Crown Castle International Corp. REIT,
	4.450%, 2/15/26	274,568
39,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	38,951
40,000	GEO Group, Inc. (The) REIT,
	5.125%, 4/1/23	34,000
400,000	Omega Healthcare Investors, Inc. REIT,
	4.950%, 4/1/24	420,480
330,000	Simon Property Group LP, REIT,
	2.750%, 2/1/23	338,240
47,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	48,645
375,000	Vornado Realty LP REIT,
	5.000%, 1/15/22	412,228
316,000	Welltower, Inc. REIT, 6.125%, 4/15/20	357,955
		2,034,473

	Consumer Staples — 1.7%
22,000	B&G Foods, Inc., 4.625%, 6/1/21	22,660
22,000	Constellation Brands, Inc.,
	4.750%, 12/1/25	23,760
150,000	Cott Beverages, Inc., 5.375%, 7/1/22	154,500
31,000	Darling Ingredients, Inc.,
	5.375%, 1/15/22	32,356
55,000	IHS Markit Ltd., 144a, 5.000%, 11/1/22	58,196
120,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.750%, 6/15/25	117,900
52,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.875%, 7/15/24	51,740
40,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.000%, 6/1/24	41,800
6,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.250%, 6/1/26	6,345
515,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	714,841
500,000	Kroger Co. (The), 5.000%, 4/15/42	582,174
73,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	72,635
7,000	TreeHouse Foods, Inc.,
	4.875%, 3/15/22	7,245
14,000	TreeHouse Foods, Inc., 144a,
	6.000%, 2/15/24	15,068
11,000	US Foods, Inc., 144a, 5.875%, 6/15/24	11,412
25,000	WhiteWave Foods Co. (The),
	5.375%, 10/1/22	28,406
		1,941,038

	Materials — 1.5%
31,000	Alcoa, Inc., 5.125%, 10/1/24	32,976
301,000	ArcelorMittal (Luxembourg),
	6.500%, 3/1/21	334,862
122,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	123,525
48,000	CVR Partners LP / CVR Nitrogen
	Finance Corp., 144a,
	9.250%, 6/15/23	46,440
119,000	Domtar Corp., 10.750%, 6/1/17	125,845
6,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 9.750%, 3/1/22	6,960
355,000	International Paper Co.,
	5.150%, 5/15/46	393,706
47,000	Lundin Mining Corp. (Canada), 144a,
	7.500%, 11/1/20	49,938
27,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	27,608
226,000	Southern Copper Corp.,
	5.875%, 4/23/45	224,831
6,000	Valvoline, Inc., 144a, 5.500%, 7/15/24	6,285
328,000	Westlake Chemical Corp., 144a,
	3.600%, 8/15/26	328,930
		1,701,906
	Total Corporate Bonds	$50,758,801

	U.S. Treasury Obligations — 30.1%
410,000	U.S. Treasury Bond, 2.500%, 2/15/46	423,774
135,000	U.S. Treasury Bond, 3.000%, 5/15/45	153,921
750,000	U.S. Treasury Bond, 3.000%, 11/15/45	855,762
7,245,000	U.S. Treasury Inflation Indexed
	Bonds, 0.125%, 7/15/26	7,353,492
2,095,000	U.S. Treasury Inflation Indexed
	Bonds, 1.000%, 2/15/46	2,352,191
9,925,000	U.S. Treasury Note, 0.625%, 6/30/18	9,903,284
5,785,000	U.S. Treasury Note, 0.750%, 1/31/18	5,787,036
1,690,000	U.S. Treasury Note, 1.125%, 2/28/21	1,691,056
1,500,000	U.S. Treasury Note, 1.125%, 7/31/21	1,497,833
1,500,000	U.S. Treasury Note, 1.375%, 4/30/21	1,515,704
645,000	U.S. Treasury Note, 1.500%, 8/15/26	638,726
1,500,000	U.S. Treasury Note, 1.625%, 2/15/26	1,502,578
1,000,000	U.S. Treasury Note, 2.250%, 11/15/25	1,055,625
	Total U.S. Treasury Obligations	$34,730,982

	U.S. Government Mortgage-Backed
	Obligations — 12.7%
66,872	FHLMC, Pool #1B3366,
	2.736%, 3/1/37(A)	70,621

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 12.7% (Continued)
$189,509	FHLMC, Pool #1H1348,
	2.498%, 10/1/36(A)	$200,591
781,068	FHLMC, Pool #1Q0339,
	2.896%, 4/1/37(A)	828,268
27,651	FHLMC, Pool #A12886, 5.000%, 8/1/33	31,058
62,793	FHLMC, Pool #A13842, 6.000%, 9/1/33	71,642
15,745	FHLMC, Pool #A21415, 5.000%, 5/1/34	17,434
36,559	FHLMC, Pool #A35682, 5.000%, 7/1/35	40,564
19,462	FHLMC, Pool #A36523, 5.000%, 8/1/35	21,551
87,600	FHLMC, Pool #A46590, 5.000%, 8/1/35	97,003
32,169	FHLMC, Pool #A56988, 5.500%, 2/1/37	36,255
209,673	FHLMC, Pool #A96485, 4.500%, 1/1/41	230,018
898,584	FHLMC, Pool #A97897, 4.500%, 4/1/41	1,009,324
27,158	FHLMC, Pool #C62740, 7.000%, 1/1/32	30,774
27,448	FHLMC, Pool #C72254, 6.500%, 7/1/32	32,292
117,593	FHLMC, Pool #C90986, 7.000%, 6/1/26	133,374
33,733	FHLMC, Pool #G02184, 5.000%, 4/1/36	37,708
522,086	FHLMC, Pool #G05733,
	5.000%, 11/1/39	586,666
318,418	FHLMC, Pool #J13584,
	3.500%, 11/1/25	340,065
117,951	FNMA, Pool #255628, 5.500%, 2/1/25	132,776
7,699	FNMA, Pool #432269, 6.500%, 8/1/28	8,868
5,538	FNMA, Pool #535290, 8.000%, 5/1/30	6,717
10,956	FNMA, Pool #540040, 7.500%, 6/1/28	10,991
22,015	FNMA, Pool #561741, 7.500%, 1/1/31	25,702
2,468	FNMA, Pool #626811, 6.500%, 6/1/17	2,480
62,185	FNMA, Pool #640291, 7.000%, 8/1/32	69,228
33,629	FNMA, Pool #653301, 6.500%, 7/1/32	38,737
103,211	FNMA, Pool #653502, 6.500%, 7/1/32	118,885
55,672	FNMA, Pool #670402, 6.500%, 6/1/32	64,127
9,236	FNMA, Pool #704460, 6.000%, 5/1/18	9,297
6,731	FNMA, Pool #725906,
	2.358%, 8/1/34(A)	7,111
327,897	FNMA, Pool #745257, 6.000%, 1/1/36	380,831
2,628	FNMA, Pool #745974,
	2.815%, 10/1/36(A)	2,783
129,731	FNMA, Pool #810049, 5.500%, 3/1/35	146,986
204,521	FNMA, Pool #819297, 6.000%, 9/1/35	234,125
68,769	FNMA, Pool #889060, 6.000%, 1/1/38	79,741
150,996	FNMA, Pool #889061, 6.000%, 1/1/38	176,885
84,871	FNMA, Pool #893003, 7.000%, 9/1/36	92,660
23,065	FNMA, Pool #895657, 6.500%, 8/1/36	25,949
236,750	FNMA, Pool #905049, 5.500%, 11/1/36	266,505
276,850	FNMA, Pool #908944, 5.500%, 1/1/37	313,624
724,343	FNMA, Pool #928553, 5.500%, 8/1/37	836,263
25,333	FNMA, Pool #995220, 6.000%, 11/1/23	27,539
376,987	FNMA, Pool #AA3467, 4.500%, 4/1/39	417,391
587,948	FNMA, Pool #AA4584, 4.500%, 4/1/39	650,949
130,983	FNMA, Pool #AB1800, 4.000%, 11/1/40	142,636
484,905	FNMA, Pool #AB2452, 4.000%, 3/1/26	510,793
154,954	FNMA, Pool #AD3775, 4.500%, 3/1/25	167,736
222,226	FNMA, Pool #AD6193, 5.000%, 6/1/40	248,409
479,883	FNMA, Pool #AE0996, 4.000%, 2/1/41	522,684
284,515	FNMA, Pool #AE1568, 4.000%, 9/1/40	306,407
835,916	FNMA, Pool #AE2497, 4.500%, 9/1/40	932,276
150,099	FNMA, Pool #AE5441, 5.000%, 10/1/40	166,981
410,986	FNMA, Pool #AH1135, 5.000%, 1/1/41	457,957
692,378	FNMA, Pool #AH3483, 3.500%, 2/1/26	738,517
303,352	FNMA, Pool #AH3671, 4.000%, 2/1/26	319,536
703,128	FNMA, Pool #AH6622, 4.000%, 3/1/41	775,459
36,405	FNMA, Pool #AI0805, 4.500%, 7/1/41	39,960
924,029	FNMA, Pool #AL0150, 4.000%, 2/1/41	1,005,895
231,757	FNMA, Pool #AL0211, 5.000%, 4/1/41	258,711
46,903	GNMA, Pool #5305, 4.000%, 2/20/42	50,430
12,065	GNMA, Pool #748495, 4.000%, 8/15/40	12,963
21,350	GNMA, Pool #8503, 1.875%, 9/20/24(A)	22,020
	Total U.S. Government
	Mortgage-Backed Obligations	$14,641,728

	Asset-Backed Securities — 4.2%
369,631	American Homes 4 Rent Trust, Ser
	2015-SFR2, Class A, 144a,
	3.732%, 10/17/45	401,087
475,000	Ascentium Equipment Receivables
	Trust, Ser 2016-1A, Class B, 144a,
	2.850%, 7/10/20	482,444
450,000	Dell Equipment Finance Trust, Ser
	2015-1, Class C, 144a,
	2.420%, 3/23/20	454,084
178,749	Domino's Pizza Master Issuer LLC, Ser
	2012-1A, Class A2, 144a,
	5.216%, 1/25/42	183,822
300,000	Leaf Receivables Funding LLC, Ser
	2016-1, Class B, 144a,
	2.780%, 8/15/22	302,869
1,647,140	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	1,806,350
395,000	Santander Drive Auto Receivables
	Trust, Ser 2015-1, Class B,
	1.970%, 11/15/19	396,307
313,950	Sonic Capital LLC, Ser 2016-1A, Class
	A2, 144a, 4.472%, 5/20/46	321,903
500,000	SpringCastle America Funding LLC,
	Ser 2016-AA, Class A, 144a,
	3.050%, 4/25/29	503,845
	Total Asset-Backed Securities	$4,852,711

	Non-Agency Collateralized Mortgage
	Obligations — 3.9%
5,022	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	3.024%, 3/25/35(A)	4,840
341,542	Alternative Loan Trust, Ser 2004-30CB,
	Class 3A1, 5.000%, 2/25/20	344,884
36,488	Alternative Loan Trust, Ser 2005-J3,
	Class 3A1, 6.500%, 9/25/34	36,312
3,620	CIT Group Home Equity Loan Trust,
	Ser 2002-1, Class AF5,
	7.210%, 2/25/33(C)	3,616
66,653	CSFB Mortgage-Backed Trust, Ser
	2004-7, Class 6A1, 5.250%, 10/25/19	67,229

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 3.9% (Continued)
$393,063	CWHEQ Home Equity Loan Trust, Ser
	2007-S1, Class A5,
	6.018%, 11/25/36(A)	$372,015
470,308	First Franklin Mortgage Loan Trust, Ser
	2005-FFA, Class M3,
	6.017%, 3/25/25(C)	470,858
122,657	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	2.760%, 2/25/35(A)	123,673
335,084	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	2.993%, 4/25/35(A)	336,147
69,272	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	2.824%, 6/25/36(A)	62,373
69,737	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	70,238
43,574	MASTR Asset Securitization Trust, Ser
	2003-4, Class 4A2, 5.500%, 5/25/33	43,769
136,400	RAMP Trust, Ser 2003-RZ5, Class A7,
	5.470%, 9/25/33(C)	140,062
2,622	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)	2,713
227,785	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	187,566
603,317	Sequoia Mortgage Trust, Ser 2013-10,
	Class B2, 144a, 3.572%, 8/25/43(A)	619,219
5,383	Structured Asset Securities Corp.
	Mortgage Pass-Through
	Certificates, Ser 2004-21XS, Class
	2A6B, 5.150%, 12/25/34(C)	5,475
164,776	Structured Asset Securities Corp. Trust,
	Ser 2005-17, Class 5A1,
	5.500%, 10/25/35	133,713
700,000	Towd Point Mortgage Trust, Ser
	2015-3, Class A2, 144a,
	4.000%, 3/25/54(A)	744,634
417,381	Towd Point Mortgage Trust, Ser
	2016-2, Class A1, 144a,
	3.000%, 8/25/55(A)	426,071
136,035	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	124,596
155,431	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 2.898%, 6/25/33(A)	155,784
	Total Non-Agency Collateralized
	Mortgage Obligations	$4,475,787

	Commercial Mortgage-Backed Securities — 1.4%
396,448	COMM Mortgage Trust, Ser
	2014-SAVA, Class A, 144a,
	1.675%, 6/15/34(A)	396,805
550,000	Eleven Madison Trust Mortgage Trust,
	Ser 2015-11MD, Class C, 144a,
	3.673%, 9/10/35(A)	568,844
595,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2015-CSMO, Class A, 144a,
	1.685%, 1/15/32(A)	594,503
	Total Commercial
	Mortgage-Backed Securities	$1,560,152

	Agency Collateralized Mortgage
	Obligations — 0.6%
217,555	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	8.134%, 12/25/29(C)	257,100
149,390	FNMA REMIC, Ser 2015-51, Class KC,
	3.000%, 6/25/45	154,331
61,000	FNMA REMIC Trust, Ser 2001-W2, Class
	AF6, 6.589%, 10/25/31(C)	66,209
158,999	FNMA Trust, Ser 2004-W15, Class 2AF,
	0.703%, 8/25/44(A)	158,147
11,974	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	12,730
	Total Agency Collateralized
	Mortgage Obligations	$648,517

Shares

	Investment Funds — 2.6%
2,756,880	Dreyfus Government Cash
	Management, Institutional Shares,
	0.30%∞Ω	2,756,880
287,724	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.31%**∞Ω	287,724
	Total Investment Funds	$3,044,604

	Total Investment Securities —99.6%
	(Cost $111,048,503)	$114,713,282
	Other Assets in
	Excess of Liabilities — 0.4%	509,353
	Net Assets — 100.0%	$115,222,635

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2016.

(B)	Perpetual Bond - A Bond with no definite maturity date.

(C)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of September 30, 2016.

**	Represents collateral for securities loaned.

Touchstone Active Bond Fund (Continued)

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2016 was $276,519.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2016.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities were valued at $15,718,260 or 13.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$50,758,801	$—	$50,758,801
U.S. Treasury Obligations	—	34,730,982	—	34,730,982
U.S. Government Mortgage-Backed Obligations	—	14,641,728	—	14,641,728
Asset-Backed Securities	—	4,852,711	—	4,852,711
Non-Agency Collateralized Mortgage Obligations	—	4,475,787	—	4,475,787
Commercial Mortgage-Backed Securities	—	1,560,152	—	1,560,152
Agency Collateralized Mortgage Obligations	—	648,517	—	648,517
Investment Funds	3,044,604	—	—	3,044,604
Total	$3,044,604	$111,668,678	$—	$114,713,282

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2016

Principal		Market
Amount		Value

	Corporate Bonds — 95.4%

	Consumer Discretionary — 20.9%
$596,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.625%, 1/15/22	$619,840
460,000	Albea Beauty Holdings SA
	(Luxembourg), 144a,
	8.375%, 11/1/19	480,700
325,000	Allegion US Holding Co., Inc.,
	5.750%, 10/1/21	339,219
532,000	AMC Networks, Inc., 4.750%, 12/15/22	538,650
417,000	AMC Networks, Inc., 5.000%, 4/1/24	419,606
121,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.625%, 4/15/21	125,235
188,000	American Builders & Contractors
	Supply Co., Inc., 144a,
	5.750%, 12/15/23	195,520
403,000	Belo Corp., 7.250%, 9/15/27	427,180
558,000	Brinker International, Inc., 144a,
	5.000%, 10/1/24	565,735
231,000	Brookfield Residential Properties, Inc.
	(Canada), 144a, 6.375%, 5/15/25	230,711
311,000	Brookfield Residential Properties, Inc. /
	Brookfield Residential US Corp.
	(Canada), 144a, 6.125%, 7/1/22	314,110
114,000	Brookfield Residential Properties, Inc.,
	(Canada), 144a, 6.500%, 12/15/20	117,990
302,000	Cable One, Inc., 144a, 5.750%, 6/15/22	315,590
905,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	823,550
500,000	Cablevision Systems Corp.,
	8.000%, 4/15/20	523,750
620,000	CalAtlantic Group, Inc.,
	5.375%, 10/1/22	646,350
400,000	Cardtronics, Inc., 5.125%, 8/1/22	409,000
563,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 9/1/23	596,076
441,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 1/15/24	468,562
479,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.125%, 5/1/23	499,956
1,047,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.375%, 5/1/25	1,098,041
1,359,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.750%, 2/15/26	1,440,540
565,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.875%, 4/1/24	602,798
1,514,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	1,559,420
389,000	Churchill Downs, Inc., 144a,
	5.375%, 12/15/21	404,560
835,000	Cimpress NV (Netherlands), 144a,
	7.000%, 4/1/22	870,488
623,000	Cogeco Communications, Inc.
	(Canada), 144a, 4.875%, 5/1/20	643,248
89,000	DISH DBS Corp., 6.750%, 6/1/21	96,120
1,093,000	DISH DBS Corp., 7.875%, 9/1/19	1,224,160
336,000	Dollar Tree, Inc., 5.750%, 3/1/23	361,620
595,000	DR Horton, Inc., 4.375%, 9/15/22	639,625
169,000	DR Horton, Inc., 4.750%, 2/15/23	183,365
161,000	DR Horton, Inc., 5.750%, 8/15/23	184,345
200,000	General Motors Financial Co., Inc.,
	4.250%, 5/15/23	207,725
164,000	GLP Capital LP / GLP Financing II, Inc.,
	4.375%, 4/15/21	172,610
1,076,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	1,156,700
798,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	953,610
671,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	688,614
789,000	Hilton Domestic Operating Co., Inc.,
	144a, 4.250%, 9/1/24	804,780
459,000	International Game Technology PLC
	(United Kingdom), 144a,
	5.625%, 2/15/20	487,114
442,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	468,520
638,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.000%, 6/1/24	666,710
112,000	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC, 144a,
	5.250%, 6/1/26	118,440
1,286,000	L Brands, Inc., 5.625%, 2/15/22	1,437,105
138,000	Lennar Corp., 4.750%, 11/15/22	142,485
332,000	Lennar Corp., 4.750%, 5/30/25	336,980
248,000	Lennar Corp., 4.875%, 12/15/23	254,200
601,000	M/I Homes, Inc., 6.750%, 1/15/21	629,548
665,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	615,125
510,000	Men's Wearhouse, Inc. (The),
	7.000%, 7/1/22	474,300
531,000	Meritage Homes Corp.,
	7.150%, 4/15/20	590,738
1,923,000	MGM Resorts International,
	5.250%, 3/31/20	2,047,995
115,000	National CineMedia LLC, 144a,
	5.750%, 8/15/26	119,312
747,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.625%, 11/15/20	747,000
322,000	Netflix, Inc., 5.500%, 2/15/22	346,552
400,000	Netflix, Inc., 5.750%, 3/1/24	430,000
333,000	Netflix, Inc., 5.875%, 2/15/25	359,640
839,000	Newell Brands, Inc., 144a,
	5.000%, 11/15/23	893,254
1,076,000	Penske Automotive Group, Inc.,
	5.375%, 12/1/24	1,081,380
586,000	Quad/Graphics, Inc., 7.000%, 5/1/22	562,560
700,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	728,000
200,000	QVC, Inc., 5.125%, 7/2/22	211,990

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 95.4% (Continued)

	Consumer Discretionary — (Continued)
$797,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer, 6.875%, 2/15/21	$826,888
731,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	794,962
571,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23	580,992
768,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	789,120
528,000	Service Corp. International,
	5.375%, 5/15/24	559,680
485,000	Service Corp. International,
	8.000%, 11/15/21	569,875
534,000	SFR Group SA (France), 144a,
	7.375%, 5/1/26	545,849
668,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	689,710
520,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	534,300
176,000	Sirius XM Radio, Inc., 144a,
	6.000%, 7/15/24	187,660
172,000	Taylor Morrison Communities, Inc. /
	Monarch Communities, Inc., 144a,
	5.250%, 4/15/21	177,590
188,000	TEGNA, Inc., 144a, 4.875%, 9/15/21	195,520
149,000	Toll Brothers Finance Corp.,
	4.875%, 11/15/25	152,725
773,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	850,300
276,000	United Rentals North America, Inc.,
	4.625%, 7/15/23	282,900
295,200	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	307,746
514,000	Vista Outdoor, Inc., 144a,
	5.875%, 10/1/23	537,130
295,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	312,812
659,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	691,950
		45,286,356

	Telecommunication Services — 13.8%
1,324,000	Altice Financing SA (Luxembourg),
	144a, 6.625%, 2/15/23	1,358,755
1,363,000	Altice Financing SA (Luxembourg),
	144a, 7.500%, 5/15/26	1,419,224
551,000	Altice US Finance I Corp., 144a,
	5.500%, 5/15/26	566,152
334,000	CenturyLink, Inc., 5.625%, 4/1/20	353,205
1,107,000	CenturyLink, Inc., 5.800%, 3/15/22	1,134,675
436,000	CenturyLink, Inc., 6.450%, 6/15/21	467,065
893,000	CommScope, Inc., 144a,
	5.000%, 6/15/21	924,255
556,000	CSC Holdings LLC, 144a,
	5.500%, 4/15/27	568,510
247,000	CSC Holdings LLC, 144a,
	6.625%, 10/15/25	267,995
1,485,000	CSC Holdings LLC, 144a,
	10.125%, 1/15/23	1,711,462
298,000	Discovery Communications LLC,
	3.250%, 4/1/23	301,723
267,000	Discovery Communications LLC,
	3.300%, 5/15/22	274,050
566,000	Discovery Communications LLC,
	4.900%, 3/11/26	614,948
873,000	DISH DBS Corp., 5.125%, 5/1/20	905,738
100,000	Frontier Communications Corp.,
	7.125%, 1/15/23	93,250
585,000	Frontier Communications Corp.,
	8.500%, 4/15/20	632,531
2,914,000	Frontier Communications Corp.,
	10.500%, 9/15/22	3,088,840
811,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	795,794
750,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	519,375
573,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 4/1/19	460,907
1,453,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	1,126,075
550,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.500%, 4/1/21	415,250
84,000	LIN Television Corp., 5.875%, 11/15/22	87,990
107,000	Match Group, Inc., 6.375%, 6/1/24	116,362
572,000	Match Group, Inc., 6.750%, 12/15/22	608,465
12,000	Nexstar Broadcasting, Inc.,
	6.875%, 11/15/20	12,465
700,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	722,750
527,000	Nexstar Escrow Corp., 144a,
	5.625%, 8/1/24	528,318
250,000	Sable International Finance Ltd.
	(Cayman Islands), 144a,
	6.875%, 8/1/22	259,375
20,000	Sinclair Television Group, Inc., 144a,
	5.625%, 8/1/24	20,450
386,000	SoftBank Corp. (Japan), 144a,
	4.500%, 4/15/20	400,475
505,000	Sprint Capital Corp., 6.875%, 11/15/28	474,069
75,000	Sprint Capital Corp., 6.900%, 5/1/19	77,344
727,000	Sprint Communications, Inc.,
	6.000%, 11/15/22	674,292
1,000,000	Sprint Communications, Inc., 144a,
	9.000%, 11/15/18	1,103,750
223,000	Sprint Corp., 7.625%, 2/15/25	220,770
151,000	Telecom Italia Capital SA
	(Luxembourg), 7.175%, 6/18/19	169,396
303,000	T-Mobile USA, Inc., 6.000%, 3/1/23	323,698
629,000	T-Mobile USA, Inc., 6.000%, 4/15/24	673,030
388,000	T-Mobile USA, Inc., 6.125%, 1/15/22	412,250
939,000	T-Mobile USA, Inc., 6.250%, 4/1/21	985,363
750,000	T-Mobile USA, Inc., 6.625%, 4/1/23	805,312

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 95.4% (Continued)

	Telecommunication Services — (Continued)
$89,000	T-Mobile USA, Inc., 6.731%, 4/28/22	$93,450
1,357,000	Univision Communications, Inc., 144a,
	6.750%, 9/15/22	1,440,116
693,000	UPCB Finance IV Ltd. (Cayman Islands),
	144a, 5.375%, 1/15/25	696,222
479,200	UPCB Finance VI Ltd. (Cayman Islands),
	144a, 6.875%, 1/15/22	501,962
391,000	Videotron Ltd. (Canada),
	5.000%, 7/15/22	408,106
		29,815,559

	Energy — 13.3%
252,000	Antero Resources Corp.,
	5.125%, 12/1/22	253,890
574,000	Antero Resources Corp.,
	5.375%, 11/1/21	580,458
937,000	Cheniere Corpus Christi Holdings LLC,
	144a, 7.000%, 6/30/24	1,011,960
685,000	Continental Resources, Inc.,
	4.500%, 4/15/23	657,600
1,489,000	Continental Resources, Inc.,
	5.000%, 9/15/22	1,485,278
204,000	DCP Midstream LLC, 144a,
	4.750%, 9/30/21	206,040
473,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	484,825
945,000	Freeport-McMoran Oil & Gas LLC /
	FCX Oil & Gas, Inc., 6.750%, 2/1/22	970,988
507,000	FTS International, Inc., 144a,
	7.837%, 6/15/20(A)	430,646
1,439,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	1,439,000
251,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	249,118
843,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	868,610
1,088,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	1,112,480
574,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 5.000%, 12/1/24	549,605
158,000	Holly Energy Partners LP / Holly
	Energy Finance Corp., 144a,
	6.000%, 8/1/24	163,530
647,000	MEG Energy Corp. (Canada), 144a,
	6.375%, 1/30/23	511,939
255,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	208,144
227,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	237,782
403,000	MPLX LP, 4.875%, 12/1/24	416,833
923,000	Nabors Industries, Inc.,
	4.625%, 9/15/21	869,804
367,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	361,651
609,000	Newfield Exploration Co.,
	5.625%, 7/1/24	624,225
581,000	NuStar Logistics LP, 4.800%, 9/1/20	582,452
454,000	ONEOK, Inc., 4.250%, 2/1/22	444,920
490,000	PDC Energy, Inc., 144a,
	6.125%, 9/15/24	507,150
868,000	Precision Drilling Corp. (Canada),
	5.250%, 11/15/24	707,420
284,000	Precision Drilling Corp. (Canada),
	6.500%, 12/15/21	257,020
743,000	QEP Resources, Inc., 6.800%, 3/1/20	763,432
1,394,000	Range Resources Corp., 144a,
	5.000%, 8/15/22	1,387,030
563,000	Range Resources Corp., 144a,
	5.750%, 6/1/21	570,038
384,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 5.625%, 7/15/22	353,280
676,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 5.625%, 11/15/23	615,160
1,217,000	Sabine Pass Liquefaction LLC, 144a,
	5.000%, 3/15/27	1,247,425
749,000	SemGroup Corp., 7.500%, 6/15/21	749,000
942,000	SESI LLC, 6.375%, 5/1/19	934,935
244,000	SM Energy Co., 6.750%, 9/15/26	246,440
269,000	Southwestern Energy Co.,
	4.100%, 3/15/22	244,118
1,005,000	Southwestern Energy Co.,
	5.800%, 1/23/20	1,002,488
622,000	Summit Midstream Holdings LLC /
	Summit Midstream Finance Corp.,
	7.500%, 7/1/21	643,770
338,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	6.375%, 8/1/22	349,830
472,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 5.875%, 10/1/20	486,160
281,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 6.250%, 10/15/22	299,968
711,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	641,678
433,000	Tullow Oil PLC (United Kingdom),
	144a, 6.250%, 4/15/22	387,535
1,421,000	Unit Corp., 6.625%, 5/15/21	1,198,969
556,000	Weatherford International Ltd
	(Bermuda), 6.500%, 8/1/36	394,760
		28,709,384

	Financials — 10.0%
240,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	3.950%, 2/1/22	246,000
613,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	4.500%, 5/15/21	641,351
6,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	5.000%, 10/1/21	6,405
625,000	Aircastle Ltd. (Bermuda),
	5.500%, 2/15/22	673,438

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 95.4% (Continued)

	Financials — (Continued)
$458,000	Ally Financial, Inc., 8.000%, 3/15/20	$523,265
1,661,000	Ally Financial, Inc., 8.000%, 11/1/31	2,051,335
1,128,000	Bank of America Corp.,
	6.100%, 12/29/49(A)(B)	1,175,940
1,084,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.125%, 11/15/22	1,059,610
1,899,000	CIT Group, Inc., 5.000%, 8/15/22	2,017,688
1,658,000	Citigroup, Inc., 6.125%, 12/29/49(A)(B)	1,724,320
263,000	Credit Acceptance Corp.,
	6.125%, 2/15/21	264,315
776,000	Credit Acceptance Corp.,
	7.375%, 3/15/23	803,160
1,333,000	FirstCash, Inc., 6.750%, 4/1/21	1,392,985
809,000	Goldman Sachs Group, Inc. (The),
	5.375%, 12/29/49(A)(B)	813,023
534,000	International Lease Finance Corp.,
	5.875%, 8/15/22	592,072
770,000	International Lease Finance Corp.,
	6.250%, 5/15/19	834,487
1,167,000	JPMorgan Chase & Co.,
	5.300%, 12/29/49(A)(B)	1,183,046
1,026,000	MetLife, Inc., 5.250%, 12/29/49(A)(B)	1,031,130
597,000	Navient Corp., 5.000%, 10/26/20	588,791
227,000	Navient Corp., 5.875%, 10/25/24	206,570
1,089,000	Navient Corp. MTN, 5.500%, 1/15/19	1,105,335
860,000	Navient Corp. MTN, 6.125%, 3/25/24	800,875
551,000	Navient Corp. MTN, 8.450%, 6/15/18	592,325
1,235,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	1,225,738
		21,553,204

	Health Care — 8.1%
352,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	357,280
350,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	366,625
1,003,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	932,288
200,000	CHS/Community Health Systems, Inc.,
	8.000%, 11/15/19†	196,000
251,000	Grifols Worldwide Operations Ltd.
	(Ireland), 5.250%, 4/1/22	259,785
1,012,000	HCA, Inc., 5.375%, 2/1/25	1,044,890
487,000	HCA, Inc., 5.875%, 3/15/22	536,918
554,000	HCA, Inc., 5.875%, 5/1/23	590,010
1,730,000	HCA, Inc., 5.875%, 2/15/26	1,844,612
975,000	Kindred Healthcare, Inc.,
	8.750%, 1/15/23	975,000
911,000	LifePoint Health, Inc., 5.500%, 12/1/21	949,718
98,000	LifePoint Health, Inc., 144a,
	5.375%, 5/1/24	98,000
1,145,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	1,087,750
238,000	Quintiles Transnational Corp., 144a,
	4.875%, 5/15/23	244,545
390,000	Select Medical Corp., 6.375%, 6/1/21	383,662
134,000	Teleflex, Inc., 4.875%, 6/1/26	138,690
223,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	224,394
750,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	761,250
2,036,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	2,153,070
1,363,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	1,298,258
19,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	17,812
101,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	94,940
829,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 5.500%, 3/1/23	708,795
398,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 5.875%, 5/15/23	343,275
931,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 6.125%, 4/15/25	801,824
1,016,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 6.750%, 8/15/18	1,021,080
		17,430,471

	Industrials — 7.1%
1,080,000	AECOM Global II LLC / URS Fox US LP,
	5.000%, 4/1/22	1,055,700
139,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	149,772
1,247,545	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	1,305,244
751,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	754,755
267,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	265,665
512,000	Anixter, Inc., 5.125%, 10/1/21	533,760
333,000	Anixter, Inc., 144a, 5.500%, 3/1/23	348,818
465,000	Bombardier, Inc. (Canada), 144a,
	7.500%, 3/15/25	428,381
60,000	Clean Harbors, Inc., 5.125%, 6/1/21	61,500
384,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	381,120
402,000	Eagle Materials, Inc., 4.500%, 8/1/26	407,393
505,000	Graphic Packaging International, Inc.,
	4.125%, 8/15/24	508,788
99,000	Huntington Ingalls Industries, Inc.,
	144a, 5.000%, 11/15/25	104,692
952,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	1,007,930
903,000	Joy Global, Inc., 5.125%, 10/15/21	991,042
480,000	KLX, Inc., 144a, 5.875%, 12/1/22	496,800
525,000	Louisiana-Pacific Corp., 144a,
	4.875%, 9/15/24	525,000
214,000	Masco Corp., 4.375%, 4/1/26	225,235

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 95.4% (Continued)

	Industrials — (Continued)
$172,000	Masco Corp., 5.950%, 3/15/22	$196,080
731,000	Multi-Color Corp., 144a,
	6.125%, 12/1/22	767,550
689,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	719,144
1,074,000	Orbital ATK, Inc., 5.250%, 10/1/21	1,116,960
441,000	Standard Industries, Inc., 144a,
	5.125%, 2/15/21	463,050
365,000	Standard Industries, Inc., 144a,
	5.375%, 11/15/24	375,950
433,000	Tenneco, Inc., 5.000%, 7/15/26	438,412
531,000	TRI Pointe Group, Inc., 4.875%, 7/1/21	544,275
330,947	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	335,911
761,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	810,465
		15,319,392

	Information Technology — 5.7%
385,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	397,512
97,000	CDW LLC / CDW Finance Corp.,
	6.000%, 8/15/22	103,305
554,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	5.450%, 6/15/23	593,587
148,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	5.875%, 6/15/21	157,246
881,000	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp., 144a,
	7.125%, 6/15/24	968,966
1,016,000	Diebold, Inc., 144a, 8.500%, 4/15/24	1,052,830
1,047,000	First Data Corp., 144a, 5.000%, 1/15/24	1,062,705
578,000	First Data Corp., 144a, 5.375%, 8/15/23	595,340
220,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	240,625
446,000	Micron Technology, Inc., 144a,
	7.500%, 9/15/23	495,390
646,000	NCR Corp., 4.625%, 2/15/21	652,460
756,000	NCR Corp., 5.875%, 12/15/21	795,690
806,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a,
	4.125%, 6/15/20	855,368
312,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 4.125%, 6/1/21	334,230
690,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 4.625%, 6/1/23	754,688
325,000	Quintiles IMS, Inc., 144a,
	5.000%, 10/15/26	338,000
1,180,000	ViaSat, Inc., 6.875%, 6/15/20	1,222,775
276,000	Western Digital Corp., 144a,
	7.375%, 4/1/23	303,600
1,130,000	Western Digital Corp., 144a,
	10.500%, 4/1/24	1,310,800
		12,235,117

	Materials — 4.7%
495,000	Alcoa Nederland Holding BV
	(Netherlands), 144a,
	6.750%, 9/30/24	514,181
494,000	Alcoa Nederland Holding BV
	(Netherlands), 144a,
	7.000%, 9/30/26	510,672
504,000	Alcoa, Inc., 5.125%, 10/1/24	536,130
120,000	Alcoa, Inc., 5.870%, 2/23/22	129,000
731,000	Anglo American Capital PLC (United
	Kingdom), 144a, 4.125%, 9/27/22	723,690
585,000	ArcelorMittal (Luxembourg),
	6.250%, 8/5/20	636,188
89,000	ArcelorMittal (Luxembourg),
	6.500%, 3/1/21	99,012
460,000	ArcelorMittal (Luxembourg),
	7.250%, 2/25/22†	522,100
30,000	Cascades, Inc. (Canada), 144a,
	5.500%, 7/15/22	30,488
689,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	697,612
943,000	Chemtura Corp., 5.750%, 7/15/21	990,150
1,041,000	CVR Partners LP / CVR Nitrogen
	Finance Corp., 144a,
	9.250%, 6/15/23	1,007,168
134,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 9.750%, 3/1/22	155,440
111,000	Kaiser Aluminum Corp.,
	5.875%, 5/15/24	115,995
782,000	Lundin Mining Corp. (Canada), 144a,
	7.500%, 11/1/20	830,875
365,000	Lundin Mining Corp. (Canada), 144a,
	7.875%, 11/1/22	388,725
686,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	701,435
840,000	PolyOne Corp., 5.250%, 3/15/23	869,501
417,000	Steel Dynamics, Inc., 5.125%, 10/1/21	433,159
249,000	Steel Dynamics, Inc., 5.250%, 4/15/23	258,338
108,000	Valvoline, Inc., 144a, 5.500%, 7/15/24	113,130
		10,262,989

	Consumer Staples — 4.6%
1,378,000	Albertsons Cos. LLC / Safeway, Inc. /
	New Albertson's Inc. / Albertson's
	LLC, 144a, 5.750%, 3/15/25	1,374,555
517,000	B&G Foods, Inc., 4.625%, 6/1/21	532,510
201,000	Barry Callebaut Services NV (Belgium),
	144a, 5.500%, 6/15/23	219,020
641,000	Constellation Brands, Inc.,
	4.750%, 12/1/25	692,280
1,172,000	Cott Beverages, Inc., 5.375%, 7/1/22	1,207,160
400,000	Darling Ingredients, Inc.,
	5.375%, 1/15/22	417,500

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 95.4% (Continued)

	Consumer Staples — (Continued)
$705,000	Harland Clarke Holdings Corp., 144a,
	9.750%, 8/1/18	$724,387
498,000	IHS Markit Ltd. (Bermuda), 144a,
	5.000%, 11/1/22	526,934
650,000	Ingles Markets, Inc., 5.750%, 6/15/23	674,375
243,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.750%, 6/15/25	238,748
684,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.875%, 7/15/24	680,580
1,296,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	1,289,520
268,000	Post Holdings, Inc., 144a,
	7.750%, 3/15/24	300,160
284,000	TreeHouse Foods, Inc., 144a,
	6.000%, 2/15/24	305,655
367,000	US Foods, Inc., 144a, 5.875%, 6/15/24	380,762
436,000	WhiteWave Foods Co. (The),
	5.375%, 10/1/22	495,405
		10,059,551

	Utilities — 3.7%
452,000	AES Corp., 5.500%, 3/15/24	470,360
480,000	AES Corp., 7.375%, 7/1/21	550,800
755,000	Calpine Corp., 144a, 7.875%, 1/15/23	797,469
699,000	DPL, Inc., 7.250%, 10/15/21	712,980
356,000	Dynegy, Inc., 6.750%, 11/1/19	364,900
61,000	Dynegy, Inc., 7.375%, 11/1/22	60,238
356,000	Dynegy, Inc., 7.625%, 11/1/24	349,592
500,000	GenOn Energy, Inc., 7.875%, 6/15/17	413,750
541,000	GenOn Energy, Inc., 9.500%, 10/15/18	427,390
1,698,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	1,434,810
650,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.875%, 10/15/21	615,875
138,000	NRG Energy, Inc., 6.250%, 7/15/22	140,070
528,000	NRG Energy, Inc., 7.875%, 5/15/21	551,760
1,105,000	NRG Energy, Inc., 144a,
	6.625%, 1/15/27	1,082,900
68,000	Sabine Pass LNG LP, 6.500%, 11/1/20	70,380
		8,043,274

	Real Estate — 3.5%
1,798,000	Care Capital Properties LP REIT, 144a,
	5.125%, 8/15/26	1,797,702
135,000	Corrections Corp. of America REIT,
	4.125%, 4/1/20†	126,900
123,000	Corrections Corp. of America REIT,
	4.625%, 5/1/23	107,932
562,000	Corrections Corp. of America REIT,
	5.000%, 10/15/22	508,610
362,000	Crown Castle International Corp., REIT,
	5.250%, 1/15/23	409,907
1,318,000	CTR Partnership LP / CareTrust Capital
	Corp., REIT, 5.875%, 6/1/21	1,364,130
868,000	Equinix, Inc., REIT, 5.375%, 4/1/23	910,315
653,000	ESH Hospitality, Inc., REIT, 144a,
	5.250%, 5/1/25	652,184
110,000	GEO Group, Inc. (The) REIT,
	5.125%, 4/1/23	93,500
72,000	GEO Group, Inc. (The) REIT,
	5.875%, 10/15/24	61,920
523,000	MGM Growth Properties Operating
	Partnership LP / MGP Finance
	Co-Issuer, Inc. REIT, 144a,
	5.625%, 5/1/24	567,298
1,018,000	VEREIT Operating Partnership LP, REIT,
	4.600%, 2/6/24	1,053,630
		7,654,028
	Total Corporate Bonds	$206,369,325

	Bank Loan — 0.4%

	Health Care — 0.4%
1,000,000	Envision Healthcare Corp., Tranche B-2
	Term Loan, 4.500%, 10/28/22	1,003,930
	Total Bank Loan	$1,003,930

Shares

	Investment Funds — 8.8%
18,170,494	Dreyfus Government Cash
	Management, Institutional Shares,
	0.30%∞Ω	18,170,494
799,061	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.31%**∞Ω	799,061
	Total Investment Funds	$18,969,555

	Total Investment Securities —104.6%
	(Cost $222,160,019)	226,342,810

	Liabilities in Excess of
	Other Assets — (4.6%)	(9,969,701)
	Net Assets — 100.0%	$216,373,109

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2016.

(B)	Perpetual Bond - A Bond with no definite maturity date.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2016 was $775,516.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2016.

Touchstone High Yield Fund (Continued)

Portfolio Abbreviations:

LLC - Limited Limited Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities were valued at $85,703,420 or 39.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$206,369,325	$—	$206,369,325
Bank Loan	—	1,003,930	—	1,003,930
Investment Funds	18,969,555	—	—	18,969,555
Total	$18,969,555	$207,373,255	$—	$226,342,810

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2016

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Assets
Investments, at cost	$111,048,503	$222,160,019
Investments, at market value (A)	$114,713,282	$226,342,810
Cash	1,349	1,044
Dividends and interest receivable	726,494	3,316,715
Receivable for capital shares sold	89,814	241,130
Receivable for investments sold	8,820,957	—
Receivable for securities lending income	13	491
Other assets	29,148	24,428
Total Assets	124,381,057	229,926,618

Liabilities
Payable for return of collateral for securities on loan	287,724	799,061
Payable for capital shares redeemed	46,994	147,198
Payable for investments purchased	8,681,999	12,379,678
Payable to Investment Advisor	30,724	86,107
Payable to other affiliates	12,207	39,679
Payable to Trustees	3,910	3,910
Other accrued expenses and liabilities	94,864	97,876
Total Liabilities	9,158,422	13,553,509

Net Assets	$115,222,635	$216,373,109

Net assets consist of:
Paid-in capital	$120,044,555	$233,566,711
Accumulated net investment income	100,282	272,401
Accumulated net realized losses on investments, futures contracts and swap agreements	(8,586,981)	(21,648,794)
Net unrealized appreciation on investments and swap agreements	3,664,779	4,182,791
Net Assets	$115,222,635	$216,373,109
(A) Includes market value of securities on loan of:	$276,519	$775,516

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$25,323,847	$20,995,106
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,390,659	2,558,004
Net asset value and redemption price per share*	$10.59	$8.21
Maximum sales charge - Class A Shares	4.75%	4.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A Shares	$11.12	$8.62

Pricing of Class C Shares
Net assets applicable to Class C shares	$6,513,289	$16,372,442
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	663,580	1,998,665
Net asset value and offering price per share**	$9.82	$8.19

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$76,544,176	$85,738,645
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,229,363	10,159,545
Net asset value, offering price and redemption price per share	$10.59	$8.44

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$6,841,323	$93,266,916
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	646,459	11,059,725
Net asset value, offering price and redemption price per share	$10.58	$8.43

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2016

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Investment Income
Dividends	$37,332	$8,578
Interest	3,528,416	12,899,513
Income from securities loaned	1,639	24,644
Total Investment Income	3,567,387	12,932,735
Expenses
Investment advisory fees	417,361	1,085,856
Administration fees	151,294	300,398
Compliance fees and expenses	2,849	2,849
Custody fees	43,374	16,423
Professional fees	31,785	37,030
Transfer Agent fees, Class A	36,883	35,125
Transfer Agent fees, Class C	8,078	18,354
Transfer Agent fees, Class Y	91,051	131,008
Transfer Agent fees, Institutional Class	154	5,720
Pricing Expense	57,684	44,432
Registration fees, Class A	16,929	15,960
Registration fees, Class C	12,857	13,988
Registration fees, Class Y	17,127	20,918
Registration fees, Institutional Class	13,358	9,800
Reports to Shareholders, Class A	5,049	5,488
Reports to Shareholders, Class C	3,680	4,904
Reports to Shareholders, Class Y	4,257	6,392
Reports to Shareholders, Institutional Class	3,218	3,796
Distribution expenses, Class A	67,781	58,349
Distribution and shareholder servicing expenses, Class C	67,456	188,500
Trustee fees	16,289	16,289
Other expenses	33,444	33,986
Total Expenses	1,101,958	2,055,565
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(292,704)	(209,551)
Net Expenses	809,254	1,846,014

Net Investment Income	2,758,133	11,086,721
Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments	(168,379)	(20,953,503)
Net realized gains on futures contracts	229,662	—
Net realized gains on swap agreements	103,362	—
Net change in unrealized appreciation (depreciation) on investments	4,355,600	25,923,699
Net change in unrealized appreciation (depreciation) on swap agreements	148,981	—
Net Realized and Unrealized Gains (Losses) on Investments	4,669,226	4,970,196

Change in Net Assets Resulting from Operations	$7,427,359	$16,056,917

(A)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond Fund		High Yield Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
From Operations
Net investment income	$2,758,133	$2,756,854	$11,086,721	$13,443,008
Net realized gains (losses) on investments, futures contracts and swap agreements	164,645	929,632	(20,953,503)	(615,062)
Net change in unrealized appreciation (depreciation) on investments and swap agreements	4,504,581	(3,242,562)	25,923,699	(24,114,989)
Change in Net Assets from Operations	7,427,359	443,924	16,056,917	(11,287,043)
Distributions to Shareholders from:
Net investment income, Class A	(793,010)	(783,672)	(1,196,537)	(1,755,044)
Net investment income, Class C	(163,270)	(168,157)	(827,572)	(1,274,997)
Net investment income, Class Y	(2,017,062)	(1,743,683)	(4,925,536)	(7,346,440)
Net investment income, Institutional Class	(182,651)	(235,382)	(3,934,366)	(3,121,237)
Net realized gains, Class A	—	—	—	(600,485)
Net realized gains, Class C	—	—	—	(497,039)
Net realized gains, Class Y	—	—	—	(2,409,429)
Net realized gains, Institutional Class	—	—	—	(879,275)
Total Distributions	(3,155,993)	(2,930,894)	(10,884,011)	(17,883,946)

Net Increase (Decrease) from Share Transactions(A)	10,687,819	(2,050,799)	(18,893,488)	(34,869,626)
Total Increase (Decrease) in Net Assets	14,959,185	(4,537,769)	(13,720,582)	(64,040,615)

Net Assets
Beginning of period	100,263,450	104,801,219	230,093,691	294,134,306
End of period	$115,222,635	$100,263,450	$216,373,109	$230,093,691

Accumulated Net Investment Income	$100,282	$247,264	$272,401	$7,473

(A) For details of share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 30-31.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Active Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2016		September 30, 2015
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	422,516	$4,377,566	521,863	$5,472,178
Reinvestment of distributions	64,512	663,170	60,776	634,044
Cost of Shares redeemed	(952,555)	(9,803,201)	(493,611)	(5,165,635)
Change from Class A Share Transactions	(465,527)	(4,762,465)	89,028	940,587
Class C
Proceeds from Shares issued	52,531	498,074	31,849	309,516
Reinvestment of distributions	11,675	111,191	11,574	112,348
Cost of Shares redeemed	(133,602)	(1,280,684)	(207,164)	(2,015,474)
Change from Class C Share Transactions	(69,396)	(671,419)	(163,741)	(1,593,610)
Class Y
Proceeds from Shares issued	3,546,908	36,345,102	1,398,596	14,597,461
Reinvestment of distributions	116,399	1,198,270	114,921	1,198,720
Cost of Shares redeemed	(2,062,857)	(21,159,535)	(1,605,404)	(16,755,511)
Change from Class Y Share Transactions	1,600,450	16,383,837	(91,887)	(959,330)
Institutional Class
Proceeds from Shares issued	469,433	4,740,317	248,941	2,595,870
Reinvestment of distributions	1,481	15,119	13,804	143,962
Cost of Shares redeemed	(490,474)	(5,017,570)	(304,688)	(3,178,278)
Change from Institutional Class Share Transactions	(19,560)	(262,134)	(41,943)	(438,446)

Change from Share Transactions	1,045,967	$10,687,819	(208,543)	$(2,050,799)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone High Yield Fund
For the Year		For the Year
Ended		Ended
September 30, 2016		September 30, 2015
Shares	Dollars	Shares	Dollars

1,840,076	$14,313,901	1,240,634	$10,932,148
126,429	995,257	210,474	1,803,113
(2,779,467)	(21,828,720)	(2,531,530)	(22,055,444)
(812,962)	(6,519,562)	(1,080,422)	(9,320,183)

276,329	2,167,022	300,148	2,605,236
86,491	677,823	170,244	1,453,456
(1,484,518)	(11,552,083)	(965,899)	(8,244,327)
(1,121,698)	(8,707,238)	(495,507)	(4,185,635)

3,605,884	29,012,898	5,508,924	49,526,271
296,981	2,401,348	539,658	4,732,512
(8,383,588)	(67,033,983)	(9,586,993)	(85,130,542)
(4,480,723)	(35,619,737)	(3,538,411)	(30,871,759)

5,429,812	44,956,988	2,174,554	19,196,691
437,280	3,530,745	415,119	3,639,862
(2,044,785)	(16,534,684)	(1,511,700)	(13,328,602)
3,822,307	31,953,049	1,077,973	9,507,951

(2,593,076)	$(18,893,488)	(4,036,367)	$(34,869,626)

Financial Highlights

Touchstone Active Bond Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.20	$10.45	$10.33	$10.89	$10.46
Income (loss) from investment operations:
Net investment income	0.26	0.26	0.32	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.43	(0.23)	0.13	(0.38)	0.46
Total from investment operations	0.69	0.03	0.45	(0.08)	0.76
Distributions from:
Net investment income	(0.30)	(0.28)	(0.33)	(0.36)	(0.33)
Realized capital gains	—	—	—	(0.12)	—
Total distributions	(0.30)	(0.28)	(0.33)	(0.48)	(0.33)
Net asset value at end of period	$10.59	$10.20	$10.45	$10.33	$10.89
Total return(A)	6.90%	0.24%	4.41%	(0.85%)	7.47%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,324	$29,135	$28,920	$34,635	$79,208
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.86%	0.83%	0.87%
Gross expenses	1.19%	1.19%	1.28%	1.18%	1.23%
Net investment income	2.52%	2.50%	2.99%	2.94%	2.72%
Portfolio turnover rate	590%	349%	281%	353%	525	%(B)

Touchstone Active Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.48	$9.73	$9.64	$10.20	$9.82
Income (loss) from investment operations:
Net investment income	0.16	0.17	0.21	0.20	0.22
Net realized and unrealized gains (losses) on investments	0.41	(0.21)	0.14	(0.35)	0.42
Total from investment operations	0.57	(0.04)	0.35	(0.15)	0.64
Distributions from:
Net investment income	(0.23)	(0.21)	(0.26)	(0.29)	(0.26)
Realized capital gains	—	—	—	(0.12)	—
Total distributions	(0.23)	(0.21)	(0.26)	(0.41)	(0.26)
Net asset value at end of period	$9.82	$9.48	$9.73	$9.64	$10.20
Total return(A)	6.03%	(0.47%)	3.65%	(1.55%)	6.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,513	$6,946	$8,725	$11,337	$19,386
Ratio to average net assets:
Net expenses	1.65%	1.65%	1.61%	1.58%	1.62%
Gross expenses	2.09%	2.06%	2.15%	1.98%	2.10%
Net investment income	1.77%	1.75%	2.24%	2.19%	1.98%
Portfolio turnover rate	590%	349%	281%	353%	525	%(B)
(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2016	2015	2014	2013	2012(A)
Net asset value at beginning of period	$10.20	$10.45	$10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.29	0.29	0.34	0.33	0.18
Net realized and unrealized gains (losses) on investments	0.43	(0.24)	0.15	(0.39)	0.19
Total from investment operations	0.72	0.05	0.49	(0.06)	0.37
Distributions from:
Net investment income	(0.33)	(0.30)	(0.36)	(0.39)	(0.17)
Realized capital gains	—	—	—	(0.12)	—
Total distributions	(0.33)	(0.30)	(0.36)	(0.51)	(0.17)
Net asset value at end of period	$10.59	$10.20	$10.45	$10.32	$10.89
Total return	7.18%	0.49%	4.78%	(0.60%)	(3.46	%)(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$76,544	$57,394	$59,764	$58,944	$78,575
Ratio to average net assets:
Net expenses	0.65%	0.65%	0.61%	0.58%	0.58	%(C)
Gross expenses	0.90%	0.91%	0.95%	0.88%	0.97	%(C)
Net investment income	2.77%	2.75%	3.24%	3.19%	2.97	%(C)
Portfolio turnover rate	590%	349%	281%	353%	525	%(D)

Touchstone Active Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended September 30,				September 30,
	2016	2015	2014	2013	2012(A)
Net asset value at beginning of period	$10.19	$10.44	$10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.33	0.30	0.35	0.34	0.18
Net realized and unrealized gains (losses) on investments	0.40	(0.24)	0.14	(0.39)	0.19
Total from investment operations	0.73	0.06	0.49	(0.05)	0.37
Distributions from:
Net investment income	(0.34)	(0.31)	(0.37)	(0.40)	(0.17)
Realized capital gains	—	—	—	(0.12)	—
Total distributions	(0.34)	(0.31)	(0.37)	(0.52)	(0.17)
Net asset value at end of period	$10.58	$10.19	$10.44	$10.32	$10.89
Total return	7.27%	0.57%	4.76%	(0.52%)	3.50	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,841	$6,788	$7,393	$7,606	$12,311
Ratio to average net assets:
Net expenses	0.57%	0.57%	0.53%	0.50%	0.50	%(C)
Gross expenses	1.00%	0.95%	1.09%	0.95%	1.11	%(C)
Net investment income	2.85%	2.83%	3.32%	3.27%	3.05	%(C)
Portfolio turnover rate	590%	349%	281%	353%	525	%(D)
(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$7.95	$8.91	$8.80	$8.90	$8.13
Income (loss) from investment operations:
Net investment income	0.41	0.43	0.45	0.51	0.57
Net realized and unrealized gains (losses) on investments	0.26	(0.81)	0.12	(0.10)	0.76
Total from investment operations	0.67	(0.38)	0.57	0.41	1.33
Distributions from:
Net investment income	(0.41)	(0.44)	(0.46)	(0.51)	(0.56)
Realized capital gains	—	(0.14)	—	—	—
Total distributions	(0.41)	(0.58)	(0.46)	(0.51)	(0.56)
Net asset value at end of period	$8.21	$7.95	$8.91	$8.80	$8.90
Total return(A)	8.78%	(4.54%)	6.54%	4.68%	16.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,995	$26,797	$39,671	$54,845	$96,667
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.03%	0.99%	0.99%
Gross expenses	1.23%	1.15%	1.14%	1.13%	1.10%
Net investment income	5.19%	4.92%	4.95%	5.60%	6.48%
Portfolio turnover rate	56%	35%	40%	47%	48	%(B)

Touchstone High Yield Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$7.93	$8.90	$8.79	$8.89	$8.12
Income (loss) from investment operations:
Net investment income	0.35	0.36	0.38	0.44	0.49
Net realized and unrealized gains (losses) on investments	0.26	(0.82)	0.12	(0.09)	0.78
Total from investment operations	0.61	(0.46)	0.50	0.35	1.27
Distributions from:
Net investment income	(0.35)	(0.37)	(0.39)	(0.45)	(0.50)
Realized capital gains	—	(0.14)	—	—	—
Total distributions	(0.35)	(0.51)	(0.39)	(0.45)	(0.50)
Net asset value at end of period	$8.19	$7.93	$8.90	$8.79	$8.89
Total return(A)	7.99%	(5.28%)	5.64%	3.92%	15.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$16,372	$24,755	$32,163	$34,661	$42,626
Ratio to average net assets:
Net expenses	1.80%	1.80%	1.78%	1.74%	1.80%
Gross expenses	1.94%	1.87%	1.86%	1.87%	1.92%
Net investment income	4.44%	4.17%	4.21%	4.86%	5.67%
Portfolio turnover rate	56%	35%	40%	47%	48	%(B)
(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone High Yield Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.16	$9.14	$9.01	$9.10	$8.30
Income (loss) from investment operations
Net investment income	0.46	0.47	0.50	0.56	0.59
Net realized and unrealized gains (losses) on investments	0.25	(0.85)	0.12	(0.11)	0.79
Total from investment operations	0.71	(0.38)	0.62	0.45	1.38
Distributions from:
Net investment income	(0.43)	(0.46)	(0.49)	(0.54)	(0.58)
Realized capital gains	—	(0.14)	—	—	—
Total distributions	(0.43)	(0.60)	(0.49)	(0.54)	(0.58)
Net asset value at end of period	$8.44	$8.16	$9.14	$9.01	$9.10
Total return	9.11%	(4.42%)	6.91%	5.00%	17.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$85,739	$119,505	$166,071	$187,463	$222,866
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.74%	0.69%	0.75%
Gross expenses	0.91%	0.87%	0.78%	0.83%	0.86%
Net investment income	5.44%	5.17%	5.24%	5.90%	6.72%
Portfolio turnover rate	56%	35%	40%	47%	48	%(A)

Touchstone High Yield Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

					Period Ended
					September
	Year Ended September 30,				30,
	2016	2015	2014	2013	2012(B)
Net asset value at beginning of period	$8.16	$9.13	$9.00	$9.10	$8.88
Income (loss) from investment operations:
Net Investment income	0.44	0.46	0.49	0.54	0.43
Net realized and unrealized gains (losses) on investments	0.27	(0.82)	0.13	(0.09)	0.23
Total from investment operations	0.71	(0.36)	0.62	0.45	0.66
Distributions from:
Net Investment income	(0.44)	(0.47)	(0.49)	(0.55)	(0.44)
Realized capital gains	—	(0.14)	—	—	—
Total distributions	(0.44)	(0.61)	(0.49)	(0.55)	(0.44)
Net asset value at end of period	$8.43	$8.16	$9.13	$9.00	$9.10
Total return	9.19%	(4.23%)	6.99%	5.00%	7.66	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$93,267	$59,037	$56,228	$53,844	$15,735
Ratio to average net assets:
Net expenses	0.72%	0.72%	0.68%	0.59%	0.65	%(D)
Gross expenses	0.77%	0.75%	0.75%	0.75%	0.95	%(D)
Net investment income	5.52%	5.25%	5.31%	6.00%	6.82	%(D)
Portfolio turnover rate	56%	35%	40%	47%	48	%(A)
(A)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.
(B)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

September 30, 2016

1. Organization

The Touchstone Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 7, 1980. The Trust consists of the following two funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Each Fund is diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Active Bond Fund and High Yield Fund are registered to offer Class A shares, Class C shares, Class Y shares and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2016, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by portfolio allocation. The Funds did not hold any Level 3 categorized securities during the year ended September 30, 2016.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2016, there were no transfers between Levels 1, 2 and 3 for all Funds.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. The High Yield Fund’s investment in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Fund’s Board ofTrustees (the “Board”) and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board and are generally categorized in Level 3.

Bank Loans — The High Yield Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign

Notes to Financial Statements (Continued)

corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s bank loans. As of September 30, 2016, the Fund did not hold any unfunded loan commitments.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Futures Contracts — The Active Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Notes to Financial Statements (Continued)

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of September 30, 2016, the Fund did not hold any futures contracts.

Swap Contracts — The Active Bond Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, (OTC) swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets

Notes to Financial Statements (Continued)

and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of September 30, 2016, the Fund did not hold any swap contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Active Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared

Notes to Financial Statements (Continued)

derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Active Bond Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table sets forth the effects of the Active Bond Fund’s derivative financial instruments by primary risk exposure on the Statement of Operations for the year ended September 30, 2016:

The Effect of Derivative Investments on the Statement of Operations for the Year Ended September 30, 2016
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$229,662	$—
	Swap Agreements - Credit Contracts**	103,362	148,981

*	Statement of Operations Location: Net realized gains on futures contracts.

**	Statement of Operations Location: Net realized gains on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements.

For the year ended September 30, 2016, the average quarterly notional value of derivative financial instruments was as follows:

	Active
	Bond
	Fund
Futures	$—	*
Credit Default Swaps	$2,040,000

* The Fund held no futures contracts at each quarter end.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls

Notes to Financial Statements (Continued)

below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of September 30, 2016, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral
Fund	Security Type	Loaned*	Received**	Net Amount
Active Bond Fund	Corporate Bonds	$276,519	$287,724	$11,205
High Yield Fund	Corporate Bonds	775,516	799,061	23,545

*	The remaining contractual maturity is overnight for all securities.

**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares of the Funds. The maximum offering price per share of Classes C, Y and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Investment income — Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Notes to Financial Statements (Continued)

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Funds declare and distribute net investment income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividends declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2016:

	Active Bond	High Yield
	Fund	Fund
Purchases of investment securities	$34,248,098	$113,538,736
Proceeds from sales and maturities	$25,814,439	$136,298,260

For the year ended September 30, 2016, purchases and proceeds from sales and maturities in U.S. Government securities were $564,559,684 and $559,681,204, respectively, for the Active Bond Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the High Yield Fund for the year ended September 30, 2016.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter” and “Distributor”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each

Notes to Financial Statements (Continued)

committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $32,578 for the year ended September 30, 2016.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets in excess of $300 million
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% on such assets in excess of $300 million

The Advisor has entered into investment sub-advisory agreements with Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), an affiliate of the Advisor. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western & Southern. The Advisor, not the Funds, pays sub-advisory fees to the Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

				Institutional
Fund	Class A	Class C	Class Y	Class
Active Bond Fund	0.90%	1.65%	0.65%	0.57%
High Yield Fund	1.05%	1.80%	0.80%	0.72%

These expense limitations will remain in effect for all Funds through at least January 29, 2017, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended September 30, 2016, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

			Other
			Operating
	Investment	Administration	Expenses
	Advisory	Fees	Reimbursed/
Fund	Fees Waived	Waived	Waived	Total
Active Bond Fund	$7,585	$151,294	$133,825	$292,704
High Yield Fund	—	46,532	163,019	209,551

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Notes to Financial Statements (Continued)

As of September 30, 2016, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	September 30,	September 30,	September 30,
Fund	2017	2018	2019	Total
Active Bond Fund	$351,146	$248,771	$236,361	$836,278
High Yield Fund	159,641	125,918	149,452	435,011

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended September 30, 2016.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other

Notes to Financial Statements (Continued)

fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares. The Funds currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliates during the year ended September 30, 2016:

Fund	Amount
Active Bond Fund	$9,336
High Yield Fund	7,972

In addition, the Underwriter collected CDSC on the redemption of Class A and C shares of the Funds listed below during the year ended September 30, 2016:

Fund	Class A	Class C
Active Bond Fund	$504	$1,030
High Yield Fund	—	84

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended September 30, 2016, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2016 and 2015 are as follows:

	Active Bond Fund		High Yield Fund
	2016	2015	2016	2015
From ordinary income	$3,155,993	$2,930,894	$10,884,011	$13,497,632
From long-term capital gains	—	—	—	4,386,314
Total distributions	$3,155,993	$2,930,894	$10,884,011	$17,883,946

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of September 30, 2016:

	Active Bond	High Yield
	Fund	Fund
Tax cost of portfolio investments	$111,148,368	$222,160,075
Gross unrealized appreciation	4,159,340	7,100,353
Gross unrealized depreciation	(594,426)	(2,917,618)
Net unrealized appreciation (depreciation) on investments	3,564,914	4,182,735
Post-October and Qualified Late-Year Losses	(12,746)	—
Capital loss carryforwards	(8,427,960)	(21,648,738)
Undistributed ordinary income	100,282	272,401
Other temporary differences	(46,410)	—
Accumulated earnings (deficit)	$(4,821,920)	$(17,193,602)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

As of September 30, 2016, the Funds had the following capital loss carryforwards for federal income tax purposes:

		No	No
		Expiration	Expiration
	Short Term Expiring In	Short	Long
Fund	2017	Term*	Term*	Total
Active Bond Fund	$8,427,960	$—	$—	$8,427,960
High Yield Fund	—	1,705,494	19,943,244	21,648,738

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended September 30, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2016, the Active Bond Fund utilized $48,252 of the capital loss carryforwards and had $37,067,095 of capital loss carryforwards expiring in the current year.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2013 through 2016) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statements and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the paydown gains/losses on mortgage backed securities, swap premium paid, expiration of prior year capital loss carryforwards, gains/losses on real estate investment trusts, TIPs (Treasury Inflation Protected Securities) income adjustments, have been made to the following Funds for the year ended September 30, 2016:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income(Loss)	Gains(Losses)
Active Bond Fund	$(37,066,989)	$250,878	$36,816,111

Notes to Financial Statements (Continued)

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income(Loss)	Gains(Losses)
High Yield Fund	—	62,218	(62,218)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Principal Risks

Risks Associated with Concentration — The Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because a Fund may be unable to transact at advantageous times or prices, or at all.

Please see the Funds’ prospectus for complete discussion of these and other risks.

8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust (comprising, respectively, the Touchstone Active Bond and Touchstone High Yield Fund) (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers, or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Investment Trust at September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

November 18, 2016

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2016 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2016. The Fund intends to pass through the maximum allowable percentage for Form 1099Div.

Active Bond Fund	0.02%

Dividends Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2016 qualify for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage.

Active Bond Fund	0.02%

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Other Items (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each share class of a Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2016	2016	2016	2016*
Touchstone Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,039.90	$4.59
Class A	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55

Class C	Actual	1.65%	$1,000.00	$1,036.10	$8.40
Class C	Hypothetical	1.65%	$1,000.00	$1,016.75	$8.32

Class Y	Actual	0.65%	$1,000.00	$1,042.20	$3.32
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29

Institutional Class	Actual	0.57%	$1,000.00	$1,041.70	$2.91
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.15	$2.88

Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,086.40	$5.48
Class A	Hypothetical	1.05%	$1,000.00	$1,019.75	$5.30

Class C	Actual	1.80%	$1,000.00	$1,082.60	$9.37
Class C	Hypothetical	1.80%	$1,000.00	$1,016.00	$9.07

Class Y	Actual	0.80%	$1,000.00	$1,088.30	$4.18
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.00	$4.04

Institutional Class	Actual	0.72%	$1,000.00	$1,088.70	$3.76
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.40	$3.64

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	41	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	41	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	41	None.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	41	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	41	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	41	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person“ of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of September 30, 2016, the Touchstone Fund Complex consists of 2 series of the Trust, 11 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 20 series of Touchstone Strategic Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.
[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-55-TINT-AR-1610

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Investment Trust totaled $34,600 and $33,000 in fiscal 2016 and fiscal 2015, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR.

Audit-Related Fees

(b)	There were no audit-related fees for the 2016 and 2015 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $11,240 and $20,060 in fiscal 2016 and 2015, respectively.

Fees for both 2016 and 2015 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for 2016 and 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,240 and $20,060 for 2016 and 2015, respectively.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 11/28/2016

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 11/28/2016

* Print the name and title of each signing officer under his or her signature.